Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated August 6, 2026 to Prospectuses dated May 1, 2026

Effective immediately, the current expense for PGIM Jennison Focused Growth Fund – Class A is updated to 1.03%.

Accordingly, information for the PGIM Jennison Focused Growth Fund – Class A found in the "Appendix A - General Account Options and Underlying Funds" section of the the above-referenced product Prospectuses is updated as follows (all other information in the "Appendix A - General Account Options and Underlying Funds" section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Growth	PGIM Jennison Focused Growth Fund – Class A*	1.03%	15.89%	7.77%	15.69%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-6